SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 27, 1999

                       STEWART & STEVENSON SERVICES, INC.
             (Exact name of registrant as specified in its charter)

TEXAS                              0-8493                            74-1051605
(State or other jurisdiction       (Commission File Number)    (I.R.S. Employer
of incorporation)                                            Identification No.)

2707 NORTH LOOP WEST
HOUSTON, TEXAS                                                            77008
(Address of principal executive offices)                              (Zip code)


       Registrant's telephone number, including area code: (713) 868-7700

Item 5. Other Events.

On May 27, 1999, Stewart & Stevenson Services, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing the Company's first quarter results.

Item 7.  Exhibits.

Exhibit 99.1 Company Press Release dated May 27, 1999 titled "Stewart & Stevenson Services, Inc. Announces First Quarter 1999 Results."

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              STEWART & STEVENSON SERVICES, INC.



Date: May 27, 1999                                 By:/s/ LAWRENCE E. WILSON
                                                   Name:  Lawrence E. Wilson
                                                   Title: Vice President,
                                                          Secretary and
                                                          General Counsel

                                 EXHIBIT INDEX

99.1 Company Press Release dated May 27, 1999 titled "Stewart & Stevenson Services, Inc. Announces First Quarter 1999 Results."

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